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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  February 26, 2001


                             The J. Jill Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-22480                 04-2973769
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


4 Batterymarch Park, Quincy, MA                                    02169-7468
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (617) 376-4300


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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 26, 2001, The J. Jill Group, Inc. issued a Press Release reporting its financial results for its fiscal year ended December 30, 2000. A copy of the Press Release is set forth as Exhibit 99.1 and is incorporated by reference herein.



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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)  Exhibits

            99.1     February 26, 2001 Press Release.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE J. JILL GROUP, INC.


Date: February 26, 2001                          By: /s/ Peter J. Tulp
                                                     -----------------------
                                                     Peter J. Tulp
                                                     Vice President/Controller



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